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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   March 9, 2000
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                                 flightserv.com
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             (Exact name of registrant as specified in its charter)



      Delaware                   1-8662                    23-2265039
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   (State or other       (Commission File Number)        (IRS Employer
   jurisdiction of                                        Identification
   incorporation)                                         Number)


        3343 Peachtree Road, N.E., Suite 530, Atlanta, Georgia 30326
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  (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:   (404) 869-2599
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ITEM 5. OTHER EVENTS

                  On March 9, 2000, flightserv.com (the "Company") launched its internet Web site www.flightserv.com and announced the launch of its Private Seats (TM) program. Through a unique patent-pending method and technology, the Private Seats (TM) program enables travelers to set their own flight schedules between pre-set airport pairings. The Private Seats (TM) program will aggregate demand for like itineraries and arrange for travel to be confirmed on private jets operated by Federal Aviation Administration (FAA) and Department of Transportation
         (DOT) certified private jet charter operators. As of March 9, 2000, travelers can use the Private Seats (TM) program to arrange passenger-scheduled travel between New York's Teterboro Airport and Atlanta's Dekalb-Peachtree Airport. The first travel date available for the New York/Atlanta pairing is April 17th.

                  On March 9, 2000, the Company issued a press release announcing the launch of its Web site and the Private Seats (TM) program, a copy of which is filed as an exhibit hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

            99.1     Press Release


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  flightserv.com
                                  (Registrant)

                                  By: /s/ WILLIAM L. WORTMAN
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                                      William L. Wortman
                                      Vice President and Chief Financial Officer


Dated as of March 15, 2000